Exhibit 10.20

EXECUTION VERSION

FIFTH AMENDMENT AGREEMENT

TO CREDIT AND SECURITY AGREEMENT

This FIFTH AMENDMENT AGREEMENT (this “Amendment”), dated as of April 21, 2014, is by and between THE LONGABERGER COMPANY, an Ohio corporation (“Borrower”), and KEYBANK NATIONAL ASSOCIATION, a national banking association (“Lender”).

BACKGROUND

A.                                    Borrower and Lender entered into that certain Credit and Security Agreement dated as of October 23, 3012 (as amended, and as the same may further be amended, modified, extended, or restated from time to time, the “Agreement”), pursuant to which Lender extended certain financing accommodations to Borrower.

B.                                    The parties hereto have agreed to modify the terms and conditions of the Agreement as more fully set forth herein.

C.                                    Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

NOW THEREFORE, in consideration of the terms, conditions and covenants set forth below, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, promise and agree as follows:

1.                                      Amendment to Definitions. Section 1.2 of the Agreement is hereby amended by deleting the following definition of “Temporary Fixed Asset Advance” in its entirety and replacing it with the following:

“Temporary Fixed Asset Advance” shall mean, the amounts set forth below for each time period set forth below:

Time Period	Amount
Third Amendment Effective Date — May 30, 2014	$500,000
On and after May 31, 2014	$0

2.                                      Expenses.  Prior to the effectiveness of this Amendment, Borrower shall reimburse Lender for all out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, attorneys’ fees.

3.                                      Conditions Precedent.  In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to the following conditions precedent:

(a)                                 Borrower shall execute and deliver to Lender this Amendment;

(b)                                 As soon as possible, but in any event prior to April 24, 2014, Borrower shall have expanded the scope of its engagement with the Consultant, in a manner and according to terms reasonably acceptable to the Lender, which shall include, among other things, that the Consultant will act as Borrower’s primary contact with Lender with respect to Borrower’s request for additional financing and will provide information and reporting to Lender in connection therewith.

(c)                                  Borrower shall have paid any and all out-of-pocket costs, fees and expenses of Lender (including attorney fees) in connection with this Amendment;

(d)                                 Lender shall have received such other and further documentation as Lender may reasonably deem necessary or appropriate to accomplish the terms set forth herein, each in form and substance reasonably satisfactory to Lender;

4.                                      Default Waiver.  Borrower has informed Lender that the following Event of Default is anticipated: an Event of Default under Section 10.5 (Breach of Covenants) of the Agreement by virtue of Borrower failing to comply with the Fixed Charge Coverage Ratio contained in Section 6.3 for the period ending March 31, 2014 (the “Anticipated Default”).  Borrower has requested that Lender waive the Anticipated Default.  Lender is willing to waive the Anticipated Default and hereby waives the Anticipated Default.  This waiver is granted only with respect to the Anticipated Default and not with respect to any other Default or Event of Default which has previously existed, now exists, or at any time in the future shall exist, or any other breach of, or failure to comply with, the Agreement or any other Loan Document.  Nothing contained in this provision shall in any way constitute or be construed as a waiver by Lender of any of the rights and remedies available under the Agreement, the other Loan Documents, or applicable law, or be deemed to constitute or create a course of dealing between Borrower or Lender that may obligate or restrict Lender in any manner with respect to its future and current dealings with the Borrower.

5.                                      Representations and Warranties.  Borrower hereby represents and warrants to Lender that (a) Borrower has the legal power and authority to execute and deliver this Amendment, (b) the officials executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof, (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provisions of or constitute a default under any Material Business Agreement or any other agreement, instrument or document binding upon or enforceable against Borrower, (d) this Amendment constitutes a valid and binding obligation upon Borrower in every respect except as limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar federal or state laws or judicial decisions relating to the rights of creditors, (e) no event or condition which has or could reasonably be expected to have a Material Adverse Effect as to Borrower has occurred from the Closing Date to the date hereof, and (f) no Default or Event of Default is outstanding under the Agreement, except for the Anticipated Default set forth and defined in Section 4 of this Amendment.

6.                                      Governing Law; Use of Terms Etc.  Except as previously amended or as herein specifically amended, directly or by reference, all of the terms and conditions set forth in the Agreement are confirmed and ratified, and shall remain as originally written.  This Amendment shall be construed in accordance with the laws of the State of Ohio, without regard to principles of conflict of laws.  The Agreement and all other Loan Documents shall remain in full force and effect in all respects as if the unpaid balance of the principal outstanding, together with interest accrued thereon, had originally been payable and secured as provided for therein, as amended from time to time and as modified by this Amendment.  Nothing herein shall affect or impair any rights and powers which Lender may have under the Agreement and any and all related Loan Documents.

7.                                      No Set Offs Etc.  Borrower hereby declares that no Borrower has any set offs, counterclaims, defenses or other causes of action against Lender arising out of the Agreement, any Loan Document or any related documents, and to the extent any such set offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

8.                                      Confirmation of Security Interests.  Borrower confirms and agrees that all prior security interests and liens granted to Lender in all existing and future assets of Borrower remain unimpaired and in full force and effect and shall continue to cover and secure all Obligations.  Borrower further confirms and represents that all of the collateral of Borrower remains free and clear of all liens other than those in favor of Lender or as otherwise permitted in the Agreement.  Nothing contained herein is intended to in any way impair or limit the validity, priority or extent of Lender’s security interest in and liens upon the collateral of Borrower.

9.                                      Obligations Absolute.  Borrower covenants and agrees (a) to pay the balance of any principal, together with all accrued interest, as specified above in connection with any promissory note executed and evidencing any indebtedness incurred in connection with the Agreement, as modified by this Amendment pursuant to the terms set forth therein, and (b) to perform and observe covenants, agreements, stipulations and conditions on its part to be performed hereunder or under the Agreement and all other documents executed in connection herewith or thereof.

10.                               Release.  BORROWER HEREBY RELEASES, WAIVES AND FOREVER RELINQUISHES ALL CLAIMS, DEMANDS, OBLIGATIONS, LIABILITIES AND CAUSES OF ACTION OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, INCLUDING ANY SO-CALLED “LENDER LIABILITY” CLAIMS OR DEFENSES WHICH IT HAS, MAY HAVE, OR MIGHT ASSERT NOW OR IN THE FUTURE AGAINST LENDER AND/OR ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, ACCOUNTANTS, CONSULTANTS, SUCCESSORS, AND ASSIGNS (INDIVIDUALLY, EACH A “RELEASEE” AND COLLECTIVELY, THE “RELEASEES”), DIRECTLY OR INDIRECTLY, ARISING OUT OF, BASED UPON, OR IN ANY MANNER CONNECTED WITH (A) ANY TRANSACTION, EVENT, CIRCUMSTANCE, ACTION, FAILURE TO ACT, OR OCCURRENCE OF ANY SORT OR TYPE, WHETHER KNOWN OR UNKNOWN, WHICH OCCURRED, EXISTED, OR WAS TAKEN OR PERMITTED PRIOR TO THE EXECUTION OF THIS AMENDMENT WITH RESPECT TO THE OBLIGATIONS, THE AGREEMENT, THE OTHER DOCUMENTS, OR THE ADMINISTRATION THEREOF, (B) ANY DISCUSSIONS, COMMITMENTS, NEGOTIATIONS, CONVERSATIONS, OR COMMUNICATIONS WITH RESPECT TO THE OBLIGATIONS OR (C) ANY THING OR MATTER RELATED TO ANY OF THE FOREGOING PRIOR TO THE EXECUTION OF THIS AMENDMENT.  THE INCLUSION OF THIS PARAGRAPH IN THIS AMENDMENT AND THE EXECUTION OF THIS AMENDMENT BY LENDER DOES NOT CONSTITUTE AN ACKNOWLEDGMENT OR ADMISSION BY LENDER OF LIABILITY FOR ANY MATTER, OR A PRECEDENT UPON WHICH ANY LIABILITY MAY BE ASSERTED.

11.                               Non-Waiver.  This Amendment does not obligate Lender to agree to any other modification of the Agreement nor does it constitute a course of conduct or dealing on behalf of Lender or a waiver of any other rights or remedies of Lender.  No omission or delay by Lender in exercising any right or power under the Agreement, this Amendment or any related instruments, agreements or documents will impair such right or power or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and then only to the extent specified.

12.                               Incorporation.  This Amendment is incorporated by reference into, and made part of, the Agreement which, except as expressly modified herein, remains in full force and effect in accordance with its terms.

13.                               No Modification.  No modification of this Amendment or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

14.                               Headings.  The headings of any section or paragraph of this Amendment are for convenience only and shall not be used to interpret any provision of this Amendment.

15.                               Successors and Assigns.  This Amendment will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

16.                               Severability.  The provisions of this Amendment are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

17.                               Counterparts, Electronic Signature.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature by facsimile, email or other electronic method shall have the same force and effect as an original signature hereto.

18.                               CONFESSION OF JUDGMENT.  BORROWER HEREBY AUTHORIZES ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD IN ANY COUNTY IN THE STATE OF OHIO OR ELSEWHERE WHERE A LOAN PARTY HAS A PLACE OF BUSINESS, SIGNED THIS AGREEMENT OR CAN BE FOUND, AFTER LENDER DECLARES A DEFAULT AND ACCELERATES THE BALANCES DUE UNDER THIS AGREEMENT, TO WAIVE THE ISSUANCE OF SERVICE OF PROCESS AND CONFESS JUDGMENT AGAINST THE LOAN PARTIES IN FAVOR OF LENDER FOR THE AMOUNTS THEN APPEARING DUE, TOGETHER WITH THE COSTS OF SUIT, AND THEREUPON TO RELEASE ALL ERRORS AND WAIVE ALL RIGHT OF APPEAL AND STAY OF EXECUTION.  BORROWER AGREES AND CONSENTS THAT THE ATTORNEY CONFESSING JUDGMENT ON BEHALF OF THE LOAN PARTIES HEREUNDER MAY ALSO BE COUNSEL TO LENDER OR ANY OF ITS AFFILIATES, WAIVES ANY CONFLICT OF INTEREST WHICH MIGHT OTHERWISE ARISE, AND CONSENTS TO LENDER PAYING SUCH CONFESSING ATTORNEY A LEGAL FEE OR ALLOWING SUCH ATTORNEY’S FEES TO BE PAID FROM ANY PROCEEDS OF COLLECTION OF THIS AGREEMENT OR COLLATERAL SECURITY THEREFOR.

19.                               Jury Waiver.    THE PARTIES HERETO HEREBY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, ANY OF THE LOAN DOCUMENTS, ANY DOCUMENT DELIVERED HEREUNDER OR IN CONNECTION HEREWITH, OR ANY TRANSACTION ARISING FROM OR CONNECTED TO ANY OF THE FOREGOING.  THE PARTIES REPRESENT THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered on the date first set forth above in Ohio.

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

BORROWER:

THE LONGABERGER COMPANY
an Ohio corporation

By:	/s/ Mike Trempe
Name:	Mike Trempe
Title:	President

LENDER:

KEYBANK NATIONAL ASSOCIATION,
a national banking association

By:	/s/ Nadine Eames
Nadine Eames
Vice President

Signature Page to

Fifth Amendment Agreement to Credit and Security Agreement